UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Telesource International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Telesource International, Inc.

860 Parkview Blvd.

Lombard, Illinois 60148

Notice of Annual Meeting of Stockholders

July 22, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TELESOURCE INTERNATIONAL, INC., a Delaware corporation (the “Company”), will be held on July 22, 2009 at 11:00am local time, at 860 Parkview Blvd., Lombard, Illinois 60148 for the following purposes:

1.               To elect the Board of Directors of the Company;

2.               To approve Reznick Group as the Company’s independent auditor of record;

3.               To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on June 1, 2009 are entitled to notice of and to vote at this meeting and any continuations or adjournments thereof.  For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company’s offices located at 860 Parkview Blvd., Lombard, Illinois 60148.

Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed Proxy Card so that as many shares as possible may be represented at the meeting.

The vote of every stockholder is important and your cooperation in promptly returning your executed Proxy Card will be appreciated.  Each Proxy Card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

By Order of the Board of Directors,

Nidal Z. Zayed
Chief Executive Officer & President

Lombard, Illinois

Dated: June 23, 2009

Telesource International, Inc.

860 Parkview Blvd.

Lombard, Illinois 60148

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TELESOURCE INTERNATIONAL, INC., a Delaware corporation (the “Company” or “Registrant”), of Proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 22, 2009, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  This Proxy Statement and accompanying Proxy Card are first being sent to stockholders on or about June 26, 2009.

Revocability of Proxies

Any stockholder who executes and returns a Proxy Card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and electing to vote in person.  Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy Card.

Record Date

Stockholders of record at the close of business on June 1, 2009 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  On the Record Date 136,640,567 shares of the Company’s common stock were issued and outstanding.

Voting and Solicitation

All shares represented by valid Proxy Cards received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the Proxy Card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.  If no instructions are given on the executed Proxy Card, the Proxy Card will be voted in favor of the proposals described and, in the discretion of such Proxies with respect to any other proposal that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place (including for the purpose of solicitation of additional Proxies).  A stockholder who signs and returns a Proxy Card may revoke the proxy by filing with the Corporate Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by appearing at the meeting and electing to vote in person.  The Company’s Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by Proxy Card, shall constitute a quorum for the transaction of business at the Annual Meeting.  Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. “Broker non-votes” are shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority or otherwise.  Broker non-votes will have no effect on the vote for directors, but will have the same effect as votes against the other proposals.

Only stockholders of record at the close of business on June 1, 2009, are entitled to notice of and to vote at the Annual Meeting.  On June 1, 2009, there were 200,000,000 shares of Common Stock authorized and 136,640,567 issued and outstanding.  Each stockholder shall have one vote for every share of Common Stock, registered in the stockholder’s name on the Record Date.

Pursuant to the Bylaws and policies of the Company, in advance of the Annual Meeting the management of the Company will appoint an independent Inspector of Elections to supervise the voting of shares for the Annual Meeting.  The Inspector will decide all questions respecting the qualification of voters, the validity of the Proxy Cards and the acceptance or rejection of votes.  The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

The election of directors shall be determined by a plurality of votes cast by the common stockholders.  All other matters shall be determined by a majority of those entitled to vote and who are present, in person or by proxy, at the Annual Meeting.

The cost of soliciting proxies will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employers, without additional compensation, personally or by telephone or telecopy.

Security Ownership of Management and Certain Beneficial Owners

The following table contains information as of December 31, 2008, regarding the ownership of the Common Stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the two other most highly compensated executive officers of the Company whose salary and bonus for the fiscal year ended December 31, 2008, exceeded $100,000, and (iv) all executive officers and directors of the Company as a group:

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding (2)

Ernil Continental SA, Halbarad Group, Ltd., Sayed Hamid Behbehani & Sons Co W.L.L. and Related Parties	132,254,567	96.8%
Max Engler(3)	95,000	*
Ibrahim Ibrahim	55,000	*
Jeff Adams	46,000	*
Ralph Beck	45,000	*
Trudy Clark	—	*
Carl Smith	—	*
Nidal Z. Zayed	—	*
Greg Grosvenor	—	*
All Executive Officers and Directors as a Group (8 Persons)	241,000	0.2%

*                          Less than 1%

(1)                   Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.  Amounts include 45,000 options held by certain each non-employee director.

(2)                   Calculated on the basis of 136,640,567 shares of Common Stock outstanding as of December 31, 2008.  Excludes 45,000 options that were exercisable within 60 days of December 31, 2006 held by certain non-employee director, for a total of 180,000 options.  None of the options were exercised and the Company did not incur any expenses associated with these options.

(3)                   Max Engler serves as a director for Litra Holding, A.G.  Litra Holding owns directly 495,000 shares of Telesource International’s common stock.  Based upon information provided to Telesource International, Telesource International does not consider these shares to be beneficially owned by Mr. Engler.

Equity Compensation Plan

Shown below is information as of December 31, 2008, with respect to the shares of Common Stock that may be issued under Telesource’s equity compensation plans:

	Number of shares to be issued upon exercise of outstanding options		Weighted average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans

Equity compensation plans approved by shareholders	180,000	(1)	1.25	975,000	(2)

(1)             Includes the number of shares that may be issued upon the exercise of outstanding options to purchase shares of Telesource Common Stock under Telesource’s stock option plans.

(2)             Includes shares available for future issuance under Telesource’s stock option plans, excluding shares quantified under Column 1.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 may require the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”).  If required, such persons must furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based on the Company’s review of the applicable regulations the Company believes that all filing requirements for the Company’s executive officers, directors and more than 10% stockholders have been met.

PROPOSALS TO BE PRESENTED AT 2009 ANNUAL MEETING

ITEM 1.

NOMINATION AND ELECTION OF DIRECTORS

The Company currently has a seven-member Board of Directors.  The nominees for election at the 2009 Annual Meeting are:

Ralph Beck

Jeff Adams

Trudy Clark

Max Engler

Ibrahim Ibrahim

Carl Smith

Nidal Z. Zayed

Certain information with respect to their ages and background is set forth below.  The Board of Directors unanimously recommends a vote “FOR” each of the nominees named above.  Our majority stockholders, Ernil Continental SA, Halbrad Group Ltd., Sayed Hamid Behbehani & Sons, Co., W.L.L. and Related Parties (“The Majority Stockholders”), have indicated that they will vote in favor of these nominees.

Each nominee will hold office for a period of one year or until the director’s term expires or until a successor is elected and qualified, unless the director resigns or his or her office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company.

It is intended that votes pursuant to the Proxy Cards will be cast for the named nominees.  The persons named in the accompanying form of Proxy Card will vote the shares represented thereby for the nominees.  Management knows of no reason why any of these nominees should be unable or unwilling to serve.  However, if any nominee(s) should for any reason be unable or unwilling to serve, the Proxy Cards will be voted for the election of such other person(s) for the office of director as the Board may recommend in the place of such nominee(s).

The Company, majority stockholders, Ernil Continental SA, Halbrad Group Ltd., Sayed Hamid Behbehani & Sons, Co., W.L.L. and Related Parties, are parties to a Special Security Agreement with the United States government.  That Special Security Agreement establishes certain criteria for the qualifications of director that the United States Government requires for the Company to hold a Facility Security Clearance. These criteria include that certain directors be U.S. Citizens, hold Personnel Security Clearances and to be otherwise approved by the United States Government. All nominees meet such criteria, and any replacement nominees will be required to meet this criteria.

If a quorum is present and voting, the seven nominees receiving the highest number of votes by the common stockholders will be elected for the ensuing one-year term.

Telesource International, Inc. was incorporated in Delaware in 1994.  It is the parent corporation of Telesource CNMI, Inc., which was incorporated in the Commonwealth of Northern Mariana Islands in 1996, and Telesource (Fiji), Ltd. which was incorporated in the Republic of Fiji in 2000.

Name and Age; Years Served as Director	Principal Occupation for Past Five Years; Other Directorships
Ralph Beck Age 69 Chairman of the Board Director since 1999

Mr. Beck is a principal of Global Construction Solutions, L.L.C. From 1994 to 1998, Mr. Beck served as the President of Kajima Construction Services, Inc., the North American general building construction subsidiary of Kajima Corporation a Japanese global engineering and construction firm. From 1965 to 1994, Mr. Beck was with the Turner Corporation, an international engineering and construction firm. Mr. Beck served as the chairman of the board for Turner Steiner International from 1987 to 1994, and as a senior vice president for Turner Corporation.

Jeffery Adams Age 65 Director Since 1999

Mr. Adams is an electrical engineer trained in the United Kingdom. From 1978 to 1986, Mr. Adams served as the Marketing Director of Babcock Industries and Electrical Group of Companies. In 1986, Mr. Adams became an independent international sales marketing consultant. From 1987 to present, Mr. Adams is the General Manager for Trafex Ltd., an engineering supplies company serving the Middle East.

Trudy Clark Age 59 Director Since 2007

Major General (ret.) Clark has over twenty years of experience in innovative delivery of support services at worldwide locations in units of 60-2000 members and budgets from $1 million - 2.9 billion. General Clark is an experienced leader with exceptional organizational and facilities management skills; she has served as the Deputy Director for the Defense Threat Reduction Agency, working to direct approximately 4,000 government and contractor personnel at 30 locations worldwide and conducting international and homeland security exercises for the Department of Defense. Additionally while serving as the Chief Information Officer and Director for Command, Control, Communications and Computers, US Strategic Command, General Clark supported the government and contractors to develop software, lifecycle management and strategic planning for modernization of over $5 billion of nuclear decision support systems. General Clark has a Masters in Guidance and Counseling from Troy State University in Alabama.

Max Engler Age 58 Director Since 1997

From 1988 to present, Mr. Engler has been an independent financial consultant. He also is on the Board of Directors of various companies in Switzerland and abroad. From 1984 to 1988, Mr. Engler headed the Private Banking desk (Middle East and Far East) of Bank Leu as Vice-President. He is a Director of Computhink Inc., Belmoral S.A., Computhink Ltd., Telesource CNMI, Inc., Retsa Development, Inc., Golden Osprey Ltd., Computhink Technology Ltd., FSD Holdings PLC, Litra Holdings A.G., Linos Finanz A.G., Trafex Ltd., R.C.W. Enterprises S.A., Formvac S.A., Sanop A.G., and Protea Beratungs-und Finanz A.G.

Ibrahim M. Ibrahim Age 66 Director Since 1999

Mr. Ibrahim has been with the Al Ahli Bank of Kuwait in the commercial lending area since 2002. He was Head of International Banking for Commercial Bank of Kuwait from 2001 through 2002 and the Head of International Banking for The Gulf Bank K.S.C. in Kuwait from 1986 to 2001. Mr. Ibrahim served as the Vice-President and Head of Credit and Marketing for the First National Bank of Chicago for the Middle East region from 1984 to 1986, and he also served as the Vice-President and General Manager of Continental Illinois Bahrain Branch from 1969 to 1984. Mr. Ibrahim received his M.B.A. in International Business from De Paul

University, his M.S. in Taxation and Islamic Law from the University of Alexandria and his B.A. in Accounting from the University of Alexandria.

Carl Smith Age 60 Director Since 2007

Mr. Smith, a graduate of the University of Hawaii, obtained his Juris Doctorate at University of California Law School and has over thirty years of experience in government contracting, defense acquisition, international agreements, telecommunication regulations, information security and is an expert in Cyber Law/Information Assurance, Fiscal Law, FOIA, Privacy Act and the Ethics in Government Act. Mr. Smith served as the General Counsel for the Defense Information Systems Agency, offering advice and guidance to the Agency Director and the Senior Executive Team on a full spectrum of legal issues, including government contracting. While serving as the Chief Regulatory Counsel-Telecommunications for the Department of Defense, Mr. Smith was responsible for advising the Office of Science and Technology Policy and the Assistant Secretary of Defense in Telecommunication Regulatory matters that affected national security, emergency preparedness as well as the Department of Defense’s commercial interests. He is a member of the Hawaiian and D.C. Bar Associations.

Nidal Zayed Age 47 Director Since 1998 Chief Executive Officer & President since 2005

Mr. Zayed, Chief Executive Officer & President, joined Telesource International in January 1996. He is also engaged in the practice of law. He received a law degree from Loyola University School of Law in 1985 and a B.A. in Accounting from Loyola University of Chicago in 1982.

Independence

All directors serving in 2008 and all nominees for director, except Mr. Zayed are independent under the applicable independence rules from the NASDAQ listing standards, which the Company has adopted as the Company’s standards for independence.  The Board also determined that members of the Compensation Committee meet all applicable independence tests of the NASDAQ listing standards, Securities and Exchange Commission, and Internal Revenue Service.

Compensation of the Board

Each non-officer director received $20,000 as annual cash compensation for service on the Board of Directors for 2008.  General Clark, Mr. Beck and Mr. Smith received an additional $1,500 for their participation on the Company’s Government Security Committee.  All directors are reimbursed for travel and other related expenses incurred in attending Board and committee meetings.

Board of Directors Meetings and Committees

The Board met six times in 2008.   No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they served during the period for which they were a Director.   The Company has a Government Security Committee, a Compensation Committee and an Executive Committee.   The Company formerly had an Audit Committee, which was discontinued during 2005.   The full Board has assumed the responsibilities of the Audit Committee.   The Board of Directors has determined that Max Engler is an “audit committee financial expert” as defined in the rules of the SEC.   The Board has reviewed and discussed the audited financial statements with management and the Company’s independent auditors for the fiscal years ended December

31, 2008 and 2007 as well as each quarterly report for all of 2008 and the quarter ended March 31, 2009.

Compensation Committee

Ralph Beck
Jeff Adams

Carl Smith

The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, grants of stock options, retirement and other compensation for all directors and officers of Telesource International and for such other people as the Board may designate. All of the members of this Committee are “disinterested persons” under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Compensation Committee’s primary responsibility is to formulate and maintain the compensation program of the Company in order to develop and retain (and attract, when necessary) people important to the Company’s performance.  This Committee specifically acts to evaluate the performance and set the total compensation for the executive officers of the Company, including the CEO, in accordance with Company guidelines.  This Committee has delegated to the CEO the power to set compensation for the non-executive officers.  The Compensation Committee did not meet in 2008.

Executive Committee

Max Engler
Ibrahim Ibrahim
Nidal Zayed

The Executive Committee’s responsibility is to review all large projects and long-term financing of long-term projects.  Members of the Executive Committee do not receive any meeting fees or other compensation for their service on the Committee.  The Executive Committee did not meet in 2008.

Government Security Committee

Ralph Beck
Trudy Clark
Carl Smith

Nidal Zayed

The Government Security Committee’s responsibility is to ensure compliance with the terms of the Company’s Special Security Agreement with the United States government and that policies and procedures are established and maintained to ensure the safeguard and control of all classified information and controlled but unclassified information in the possession of the Company.  Non-officer directors of the Government Security Committee receive an additional $1,500 for their service on the Committee.  The Government Security Committee met 11 times in 2008.

Additional Information on Nominations for Directors

The Company does not have a standing nominating committee.  Each director participates in decisions relating to making the Company’s nominations for directors.  The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be easily made on a case-by-case basis and there is no need for the added formality of a nominating committee.  Additionally, the Board of Directors believes that it is not appropriate to have a standing nominating committee because the Company’s majority stockholders, Ernil Continental, S.A., and related companies and persons own 96.8% of the voting power of the Company and thereby have the power to choose all of the directors of the Company.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our stockholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis.  The Board will consider stockholder-recommended candidates under the same criteria as internally generated candidates.  Any stockholder wishing to submit such a recommendation should do so in writing addressed to Telesource International, Inc., 860 Parkview Blvd., Lombard, Illinois 60148, Attention: Secretary.  See “Stockholder Proposals” below in this Proxy Statement for information regarding procedures that must be followed by shareholders in order to nominate directors at the 2009 Annual Meeting.

The Company, our majority stockholder Ernil Continental and related companies and persons, are parties to a Special Security Agreement with the United States government.  That Special Security Agreement establishes certain criteria for the qualifications of directors.  All nominees shall meet such criteria.  Beyond these criteria, the Board does not currently have additional minimum criteria for nominees, although substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and stockholder meetings.  Any candidate must state in advance his or her willingness and interest in serving on our Board and its Committees.

The Company does not have a policy regarding the attendance of directors at annual meetings of stockholders.

Executive Compensation and Other Matters

The following table sets forth a summary of compensation paid to the persons who served as the Chief Executive Officer and any other executive officers as of December 31, 2008, whose salary exceeded $100,000 for the fiscal year ended December 31, 2008:

Name and Principal Position	Year	Salary (1)	Bonus	All Other Annual Compensation (2)

Nidal Zayed	2008	$275,000	$—	$24,756
Chief Executive Officer & President	2007	$215,000	$—	$23,072

Greg Grosvenor	2008	$170,000	$—	$19,307
Vice-President & Chief Financial Officer	2007	160,000	—	$20,009

(1)             Includes salary paid by the Company before any salary reduction for contributions to the Company’s 401(k) Savings Plan.

(2)             The Company provided a vehicle to Mr. Zayed at a cost of $11,502 in 2008 and $11,080 in 2007.  The Company provided Mr. Zayed with health insurance for him and his family at a cost of $13,254 in 2008 and $11,992 in 2007.  The Company provided health insurance to Mr. Grosvenor and his family of $19,307 in 2008 and $20,009 in 2007.

Stock Options

As of December 31, 2008 there were no stock options outstanding to any persons other than non-employee directors.

Independent Public Accountants and Audit Fees Summary

The following disclosure was provided in the10-K filed with the SEC on March 30th 2009. LJ Soldinger LLC (“Soldinger”), Telesource International’s former independent auditor (see Item 2 below) has previously reviewed the disclosure contained below and had no disagreement with the relevant portions of the disclosure.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered accountants, LJ Soldinger Associates LLC.  The following table presents fees for professional services rendered by LJ Soldinger Associates LLC for the respective periods indicated:

SERVICES PERFORMED	2008	2007

Audit Fees (Note 1)	$235,000	$248,000
Audit-Related Fees (Note 2)	5,000	23,000
Tax Fees (Note 3)	17,000	19,000
All Other Fees	0	0

Total Fees	$257,000	$290,000

NOTES TO PRECEDING TABLE

1.             Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements, audit services provided in connection with statutory and regulatory filings for those years and audit services provided in connection with securities registration and/or other issues resulting from that process.

2.             Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements.

3.             Tax fees principally represent fees billed for tax preparation.

ITEM 2.

PROPOSAL TO APPOINT REZNICK GROUP

AS THE COMPANY’S NEW INDEPENDENT AUDIT FIRM

The following disclosure was provided in a current report, filed with the SEC on April 14th 2009 on Form 8-K. Soldinger has previously reviewed this disclosure and provided Telesource International, Inc. a letter addressed to the Securities and Exchange Commission stating that it had reviewed the disclosure and had no disagreement with the relevant portions of the disclosure, pursuant to the requirements of Item 304(a) of Regulations S-K.

On April 8, 2009, LJ Soldinger Associates LLC (“Soldinger”) was dismissed as the Registrant’s independent registered public accounting firm.  The decision to dismiss Soldinger was approved by the Registrant’s Board of Directors.  Soldinger’s report on the Registrant’s consolidated financial statements for the years ended December 31, 2008, and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal year ended December 31, 2008 and 2007, and during the period from January 1, 2009 until April 8, 2009, there were no disagreements with Soldinger on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Soldinger’s satisfaction, would have caused Soldinger to make reference thereto in their report.

On April 8, 2009, the Registrant engaged a PCAOB registered accounting firm Reznick Group (“Reznick”), Certified Public Accountants, as the Registrant’s independent registered public accounting firm.  The decision to appoint Reznick was approved by the Registrant’s Board of Directors.  Prior to engaging the new accountant, the Registrant did not consult with Reznick during the fiscal years ended December 31, 2008 and December 31, 2007 and the subsequent interim period preceding their engagement on April 8, 2009, regarding application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested Soldinger to review the disclosures contained herein and has provided Soldinger the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of Soldinger’s views, or the respects in which Soldinger does not agree with the statements contained herein. Soldinger has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

The Board of Directors unanimously recommends a vote to approve the engagement of Reznick as the Company’s independent registered public accounting firm, as described above.  Our Majority Stockholders have indicated that they will vote in favor of this proposal.

STOCKHOLDER PROPOSALS

TO BE PRESENTED AT 2010 ANNUAL MEETING

The rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a Company stockholder to require the Company to include a stockholder proposal in the proxy materials distributed by the Company.  However, those SEC rules do not require the Company to include in its proxy materials any nomination for election to the Board (or any other office with the Company), impose other limitations on the content of a stockholder proposal, and also contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of the Company’s Common Stock for at least one year before the proposal is submitted by the proponent).

To be considered as satisfying the timeliness requirement of the Company’s Bylaw provisions and the SEC rules in connection with the proxy materials to be distributed by the Company with respect to the 2010 Annual Meeting, stockholder proposals must be received by the Corporate Secretary, Telesource International, Inc., 860 Parkview Blvd., Lombard, Illinois, 60148, not later than February 26, 2010.

FORM 10-KSB ANNUAL REPORT

Any stockholder who desires an additional copy of the Company’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Corporate Secretary, Telesource International, Inc., 860 Parkview Blvd., Lombard, Illinois, 60148.

STOCKHOLDER COMMUNICATIONS WITH BOARD

Stockholders may contact the Company’s Board of Directors as a group or an individual director by sending written correspondence to the following address: Board of Directors, Attn: Corporate Secretary, Telesource International, Inc., 860 Parkview Blvd., Lombard, Illinois, 60148.  Stockholders should clearly specify in each communication the name of the individual or group of directors to whom the communication is addressed.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the only business that management intends to present or knows that others will present at the Annual Meeting has been included within this Proxy Statement.  If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy Card to vote the Proxy Card on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Nidal Z. Zayed
Lombard, Illinois	Chief Executive Officer & President
Dated: June 23, 2009

THIS PAGE INTENTIONALY LEFT BLANK

CORPORATE OFFICE

Telesource International, Inc.

860 Parkview Blvd.

Lombard, Illinois 60148

U.S.A.

P: 630-620-4787

F: 630-620-4753

www.TSCINTL.com

info@tscintl.com

Telesource International, Inc. 2009 Form of Proxy

This proxy/voting instruction card will be voted as directed.

Please mark your votes as indicated in this example: ☒

A vote FOR the following proposals is recommended by the Board of Directors.

1.  Election of Directors

To elect Ralph Beck, Jeff Adams, Trudy Clark, Max Engler, Ibrahim Ibrahim, Carl Smith and Nidal Z. Zayed to hold office for a one-year term and until their respective successors are elected and qualified.

FOR* all nominees listed (except as marked to the contrary) ☐	WITHOLD AUTHORITY to vote for all nominees listed ☐

*INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.

Ralph Beck, Jeff Adams, Trudy Clark, Max Engler, Ibrahim Ibrahim, Carl Smith, Nidal Z. Zayed

2. Independent Auditor of Record To approve Reznick Group as the Company’s independent auditor of record	FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy when properly executed will be voted in the manner directed above by the company. If no direction is made, this proxy will be voted for in favor of proposals 1 and 2.

Dated:		, 2009	Shares:
	Month	Date		Number of Shares

Signature	Signature (if held jointly)

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

PLEASE ACT PROMPLTY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

If your address has changed, please correct the address in the space provided below.

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Telesource International, Inc. 2009 Form of Proxy

This proxy/voting instruction card will be voted as directed.

Please mark your votes as indicated in this example: ☒

A vote FOR the following proposals is recommended by the Board of Directors.

1.  Election of Directors

To elect Ralph Beck, Jeff Adams, Trudy Clark, Max Engler, Ibrahim Ibrahim, Carl Smith and Nidal Z. Zayed to hold office for a one-year term and until their respective successors are elected and qualified.

FOR* all nominees listed (except as marked to the contrary) ☐	WITHOLD AUTHORITY to vote for all nominees listed ☐

*INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.

Ralph Beck, Jeff Adams, Trudy Clark, Max Engler, Ibrahim Ibrahim, Carl Smith, Nidal Z. Zayed

2. Independent Auditor of Record To approve Reznick Group as the Company’s independent auditor of record	FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy when properly executed will be voted in the manner directed above by the company. If no direction is made, this proxy will be voted for in favor of proposals 1 and 2.

Dated:		, 2009	Shares:
	Month	Date		Number of Shares

Signature	Signature (if held jointly)

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

PLEASE ACT PROMPLTY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

If your address has changed, please correct the address in the space provided below.

Name:
Address: